Exhibit 99.1
Lucid Announces Q2 Production and Deliveries, Leadership Actions to Improve Execution
Company simplifies leadership structure and appoints key leaders across finance, technology, customer, transformation and digital functions
NEWARK, CA — July 2, 2026 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced software-defined vehicles and technologies, today announced production and delivery totals for the quarter ended June 30, 2026. During this period, the company produced 4,774 vehicles and delivered 3,953 vehicles.1
Lucid also announced organizational and leadership changes under CEO Silvio Napoli designed to simplify the company’s structure, sharpen accountability and improve execution. The changes halve the number of direct reports to the CEO.
“We are simplifying the organization, strengthening leadership, enforcing accountability and aligning our structure with the priorities that matter most: customers, quality, and innovation,” said Silvio Napoli, CEO of Lucid. “The caliber of leaders who are joining the Lucid leadership team is a testament to the inherent value of our business and to the exciting prospects ahead of us. We are building a new team who will transform the company.”
The following appointments to the Lucid Global Leadership Team were announced today:
•Alexander De Bock will join Lucid as incoming Chief Financial Officer. He brings more than two decades of automotive finance leadership, including serving as CFO of TI Automotive, where he helped lead a turnaround focused on cost transformation, restructuring and improved financial rigor. De Bock joins Lucid with deep expertise in driving financial discipline and performance in complex global organizations.
•Raja Ramana Macha will join Lucid as Chief Technology Officer with responsibility for the company’s technology strategy and engineering execution. He most recently served as Executive Vice President and Chief Technology Officer at Eaton, where he led global innovation and technology development across multiple sectors, including automotive. Macha brings extensive experience in scaling innovation and aligning engineering with business outcomes.
•Billy Hayes will join Lucid’s executive team as Chief Customer Officer, effective immediately, with enterprise accountability for customer experience, including sales, service and marketing, as well as regional P&L responsibility for the U.S., Middle East and Europe. He brings more than 25 years of global automotive experience, including senior leadership roles at Nissan and Stellantis. Hayes is focused on transforming customer experience and driving commercial performance across markets.
•Hugo Martinho will join Lucid as Chief Transformation Officer, effective August 1, leading enterprise-wide transformation initiatives to accelerate execution and increase accountability. He will oversee the new Lucid Business Process function, focused on building a more integrated and efficient operating model across markets and functions. Martinho brings more than 20 years of global industrial experience from the Schindler Group, where he most recently served as global head of HR.
•Kay Stepper has been named President of Lucid Technologies and Chief Digital Officer, effective immediately, with accountability for robotaxis, AI, autonomy, ADAS, and enterprise IT. He will lead Lucid Technologies which will become a distinct business unit focused on strategic partnerships and advanced technologies to accelerate shareholder value creation in this high growth, fast changing sector. Stepper brings more than 25 years of experience across the automotive and technology sectors, including leadership roles at Bosch and Qualcomm.
•Christian Appel has been promoted to Vice President, Program Management, effective immediately, with responsibility for platform program delivery and product portfolio management. Since joining Lucid in April 2025, he has led global production control and planning at Lucid’s AMP-1 manufacturing facility in Arizona. Appel brings more than 15 years of automotive experience and a strong track record in execution and operational coordination.

The new Global Leadership Team will come together at the company’s head offices and manufacturing hubs, with the resolve to foster closer collaboration, faster decision-making and a more integrated operating culture.
As part of the leadership transition announced today, Taoufiq Boussaid, Chief Financial Officer, will depart Lucid following a handover to his successor and will support the company through its second-quarter results. “We thank Taoufiq for his important contributions and wish him continued success,” said Napoli.
These actions build on measures announced last week to reduce organizational complexity, align manufacturing capacity with market demand and improve overall competitiveness.
Q2 Conference Call
Lucid will host a conference call to discuss its second quarter 2026 financial results on Tuesday, August 4, 2026, at 2:30 pm PT / 5:30 pm ET. Prior to the conference call, the company will issue an earnings press release with a link to the live webcast on its investor relations website, https://ir.lucidmotors.com.
To enhance engagement with the company’s shareholder base and facilitate connections with its investors, Lucid is partnering with Say Technologies to allow retail and institutional shareholders to submit and upvote questions, a selection of which will be answered by Lucid management during the earnings call.
Starting on July 20, 2026, at 2:30 pm PT / 5:30 pm ET, all shareholders can submit questions by visiting: https://app.saytechnologies.com/lucid-group-2026-q2. This Q&A platform will remain open until 2:30 pm PT / 5:30 pm ET on August 3, 2026. Shareholders can email support@saytechnologies.com for any support inquiries.
Earnings Call Details:
Date: Tuesday, August 4, 2026
Time: 2:30 pm PT / 5:30 pm ET
Webcast: https://ir.lucidmotors.com (live and replay)

1 Lucid’s net income and cash flow results will be announced along with the rest of its financial performance when Lucid announces second quarter earnings. Lucid vehicle production and delivery numbers represent only one measure of the company’s operating performance and should not be relied on as sole indicators of quarterly financial results, which depend on a variety of factors.
About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on Lucid’s proprietary technology and software defined vehicle architectures, the company’s lineup of award-winning vehicles brings Lucid’s “Compromise Nothing™” approach to premium segments of the global automotive market. Lucid designs and engineers its products in-house and assembles at its vertically integrated facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.
Investor Relations Contact
investor@lucidmotors.com
Sign up for investor email alerts: https://ir.lucidmotors.com/ir-resources/email-alerts

Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.
Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Lucid's expectations related to production and delivery volume outlook and Lucid's finalized production and delivery totals for the quarter ended June 30, 2026, as well as the announced leadership changes, including anticipated timing and business impacts. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the headings “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Current Reports on Form 8-K, as well as in other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

3